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                                                                   Exhibit 99(c)

                        NOTICE OF GUARANTEED DELIVERY
                                     FOR
                            SHARES OF COMMON STOCK
                                      OF
                          HOME BENEFICIAL CORPORATION
    PURSUANT TO THE PROXY STATEMENT/PROSPECTUS DATED MARCH   , 1997 OF HOME
                            BENEFICIAL CORPORATION
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

  This Notice of Guaranteed Delivery, or one substantially equivalent hereto, must be used to effectuate an Election (as defined in the Form of Election/Letter of Transmittal) if certificates for shares of Class A Common Stock (Voting), par value $.3125 per share, of Home Beneficial Corporation, a Virginia corporation ("Home Beneficial")("Home Beneficial Voting Common Stock"), and shares of Home Beneficial Class B Common Stock (Non-Voting), par value $.3125 per share ("Home Beneficial Non-Voting Common Stock" and, together with the Home Beneficial Voting Common Stock, the "Home Beneficial Common Stock" or "Shares"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit certificates representing Shares covered by the accompanying Form of Election/Letter of Transmittal (the "Form of Election/Letter of Transmittal") to reach First Chicago Trust Company of New York (the "Exchange Agent") by
5:00 p.m., New York City time, on             , 1997, unless such deadline is
extended. This Notice of Guaranteed Delivery must be delivered (the method of delivery is at the option and risk of the stockholder) to the Exchange Agent. See the Instructions to the Form of Election/Letter of Transmittal.

                            The Exchange Agent is:
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

         By Hand:            By Overnight Courier:           By Mail:
    First Chicago Trust   First Chicago Trust Company   First Chicago Trust
          Company                 of New York                 Company
        of New York           Tenders & Exchanges           of New York
    Tenders & Exchanges         Suite 4680-HBE          Tenders & Exchanges
 c/o The Depository Trust  14 Wall Street, 8th Floor        Suite 4660
          Company             New York, NY 10005           P.O. Box 2569
 55 Water Street, DTC TAD                           Jersey City, NJ 07303-2569
 Vietnam Veterans Memorial
           Plaza
    New York, NY 10041

                       (For Eligible Institutions Only)

                                 By Facsimile:
                                (201) 222-4720
                                      or
                                (201) 222-4721
        Confirm Receipt of Notice of Guaranteed Delivery by Telephone:
                                (201) 222-4707

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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  THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE
FORM OF ELECTION/LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" (AS DEFINED UNDER THE INSTRUCTIONS THERETO), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE FORM OF ELECTION/LETTER OF TRANSMITTAL.

                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

           (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED WITH
                  THE FORM OF ELECTION/LETTER OF TRANSMITTAL)

  A FORM OF ELECTION/LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND SIGNED, MUST BE SUBMITTED ALONG WITH THIS GUARANTEE OF DELIVERY IN ORDER TO MAKE AN EFFECTIVE ELECTION. SUBMISSION OF THIS GUARANTEE OF DELIVERY ALONE, WITHOUT A PROPERLY COMPLETED AND SIGNED FORM OF ELECTION/LETTER OF TRANSMITTAL, DOES NOT CONSTITUTE AN EFFECTIVE ELECTION AND WILL NOT PRESERVE THE HOLDER'S RIGHT TO MAKE AN ELECTION.

Ladies and Gentlemen:

  By execution hereof, the undersigned hereby acknowledges receipt of the
Proxy Statement/Prospectus, dated March   , 1997 (the "Proxy
Statement/Prospectus") of Home Beneficial Corporation, a Virginia corporation ("Home Beneficial"), with respect to the Class A Common Stock (Voting), par value $.3125 per share, of Home Beneficial (the "Home Beneficial Voting Common Stock") and the Class B Common Stock (Non-Voting), par value $.3125 per share, of Home Beneficial (the "Home Beneficial Non-Voting Common Stock" and, together with the Home Beneficial Voting Common Stock, the "Home Beneficial Common Stock"), and the accompanying Form of Election/Letter of Transmittal (the "Form of Election/Letter of Transmittal"), which together constitute the election pursuant to the Agreement and Plan of Merger, dated as of December 22, 1997, by and among American General Corporation, a Texas corporation ("American General"), AGC Life Insurance Company ("AGC Life"), and Home Beneficial, and amended as of January 22, 1997 and as of March 3, 1997, by and among American General, AGC Life and Home Beneficial (as so amended, the "Merger Agreement"), to receive shares of American General common stock ("Stock Consideration") and/or Cash Consideration (as defined in the Merger Agreement) in exchange for all of the shares (the "Shares") of Home Beneficial Common Stock that the undersigned holds of record. Upon the terms and subject to the conditions of the Merger (as defined in the Merger Agreement), the undersigned record holder hereby agrees to deliver, subject to the conditions set forth in the Form of Election/Letter of Transmittal, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in the Form of Election/Letter of Transmittal.

  All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under the Form of Election/Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

                                       2
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                           PLEASE SIGN AND COMPLETE

  This Notice of Guaranteed Delivery must be signed by the registered holders(s) of Home Beneficial Common Stock exactly as their names(s) appear(s) on the certificates representing the Shares or, if tendered by a participant in The Depository Trust Company or the Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility"), exactly as such participant's name appear(s) on a security position listing as the owner of the Shares, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If the signature appearing below is not of the registered holders(s) of the Share certificates, then in order to validly tender and deliver such Share certificates, the registered holders(s) must sign a valid proxy. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her name, address and capacity as indicated below and submit evidence satisfactory to the Exchange Agent of such person's authority to so act.

                                          -------------------------------------
Class of Home Beneficial Common Stock:
                                          -------------------------------------
                                          (NAME(S) OF REGISTERED HOLDER(S)--
-------------------------------------     PLEASE PRINT)


 1. Cash Consideration for __ Shares

                                          -------------------------------------
 2. Stock Consideration for _ Shares        (ADDRESS OF REGISTERED HOLDER(S))


-------------------------------------     -------------------------------------
CERTIFICATE NOS. (IF AVAILABLE)                        (ZIP CODE)

-------------------------------------

Check ONE box if Shares will be           -------------------------------------
delivered by book-entry transfer and          (AREA CODE AND TELEPHONE NO.)
provide account number:

                                          -------------------------------------
[_]The Depository Trust Company            (NAMES(S) OF AUTHORIZED SIGNATORY)

[_]Philadelphia Depository Trust Company

Account Number: _____________________     -------------------------------------
                                                       (CAPACITY)
Transaction Code Number: ____________


                                          -------------------------------------
                                               (ADDRESS(ES) OF AUTHORIZED
                                                       SIGNATORY)

                                          -------------------------------------
                                              (AREA CODE AND TELEPHONE NO.)

                                          -------------------------------------

                                          -------------------------------------
                                            (SIGNATURE(S) OF RECORD HOLDER OR
                                                  AUTHORIZED SIGNATORY)

                                          DATED:
                                                -------------------------------

                                       3
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                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States (an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent either the certificates representing the Shares to which the accompanying Form of Election/Letter of Transmittal relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Home Beneficial, or a book-entry confirmation of a transfer of such Shares, in any case together with a properly completed and duly executed Form of Election/Letter of Transmittal, or a manually signed facsimile thereof, with any required signature guarantees, and any other documents required by the Proxy Statement/Prospectus and the Form of Election/Letter of Transmittal, no later than 5:00 p.m., New York City time, on the third New York Stock Exchange, Inc. trading day after the Election Deadline.


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                                (NAME OF FIRM)

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                            (AUTHORIZED SIGNATURE)

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                                    (TITLE)

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                                   (ADDRESS)

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                                  (ZIP CODE)

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                       (AREA CODE AND TELEPHONE NUMBER)

 DATED: ____________________________________________________________________


NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY. SHARE CERTIFICATES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED FORM OF ELECTION/LETTER OF TRANSMITTAL.